Doral Financial Announces Agreement for up to $600 Million Capital Raise
SAN JUAN, PR -- 4/19/2010 -- Doral Financial Corporation (NYSE: DRL) ("Doral" or the "Company"), the holding company of Doral Bank, today announced that it has entered into definitive agreements to raise up to $600 million of new equity capital for the Company through a private placement, primarily with institutional investors.

Of the $600 million of total equity commitments, $180 million is permanent capital to support the Company’s capital position and growth, including to support a possible Federal Deposit Insurance Corporation (the “FDIC”) assisted transaction.  The remaining $420 million is contingent upon completing such an FDIC-assisted acquisition and will be held in escrow and will be returned to investors if the acquisition is not completed.

The securities to be issued are a combination of common stock and non-voting, mandatorily convertible preferred stock.  The securities will have an effective sale price of $4.75 per common share equivalent if the acquisition is completed or $3.00 per common share equivalent if the acquisition does not occur and the escrow is released.  If the full $600 million is raised, a total of approximately 126 million common share equivalents will be issued; if only $180 million is raised, a total of approximately 60 million common share equivalents will be issued.  The Company intends to seek shareholder approval at a special shareholders meeting to allow the conversion of the preferred stock into common stock.  Doral Holdings Delaware LLC (“Holdings”), which currently owns approximately 72% of Doral’s outstanding common shares has committed to vote in favor of such conversion.  Following both stockholder approval of the conversion and the effectiveness of a registration statement permitting the public sale of the newly issued shares and the shares currently owned by Holdings (or, if the registration statement has not yet become effective, then following stockholder approval and 180 days), Holdings will dissolve and distribute its shares to its existing investors.  Following such dissolution and distribution, Doral Financial expects that it will no longer have any shareholder owning more than 9.9% of its outstanding stock.

"We are pleased with this offering and the confidence we’ve received from both existing shareholders and new institutional investors.  The result of the new capital coming to Doral allows us to continue to strengthen our institution," said Glen Wakeman, CEO and President of Doral Financial Corporation.

Barclays Capital acted as exclusive Placement Agent on behalf of Doral.

The securities were offered and sold in private transactions and will not be or have not been registered under the Securities Act of 1993, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute forward-looking statements. These forward-looking statements may relate to the Company's financial condition, results of operations, plans, objectives, future performance and business, including, but not limited to, statements with respect to the adequacy of the allowance for loan and lease losses, market risk and the impact of interest rate changes, capital markets conditions, capital adequacy and liquidity, and the effect of legal proceedings and new accounting standards on the Company's financial condition and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and are generally identified by the use of words or phrases such as "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "expect," "may" or similar expressions.

Doral Financial cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent Doral Financial's expectations of future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements.

Forward-looking statements are, by their nature, subject to risks and uncertainties. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain important factors that could cause actual results to differ materially from those contained in any forward-looking statement:

the continued recessionary conditions of the Puerto Rico and the United States economies and the continued weakness in the performance of the United States capital markets leading to, among other things, (i) a deterioration in the credit quality of our loans and other assets, (ii) decreased demand for our products and services and lower revenue and earnings, (iii) reduction in our interest margins, and (iv) decreased availability and increased pricing of our funding sources, including brokered certificates of deposit; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact in the credit quality of our loans and other assets which may lead to, among other things, an increase in our non-performing loans, charge-offs and loan loss provisions; a decline in the market value and estimated cash flows of our mortgage-backed securities and other assets may result in the recognition of other-than-temporary impairment of such assets under generally accepted accounting principles in the United States of America ("GAAP"); our ability to derive sufficient income to realize the benefit of the deferred tax assets; uncertainty about the legislative and other measures adopted by the Puerto Rico government in response to its fiscal situation and the impact of such measures on several sectors of the Puerto Rico economy; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States financial markets, and the impact of such actions on our business, financial condition and results of operations; changes in interest rates, which may result from changes in the fiscal and monetary policy of the federal government, and the potential impact of such changes in interest rates on our net interest income and the value of our loans and investments; the commercial soundness of our various counterparties of financing and other securities transactions, which could lead to possible losses when the collateral held by us to secure the obligations of the counterparty is not sufficient or to possible delays or losses in recovering any excess collateral belonging to us held by the counterparty; our ability to collect payment of a receivable from Lehman Brothers, Inc. ("LBI"), which results from the excess of the value of securities owned by Doral Financial that were held by LBI above the amounts owed by Doral Financial under certain terminated repurchase agreements and forward agreement; higher credit losses because of federal or state legislation or regulatory action that either (i) reduces the amount that our borrowers are required to pay us, or (ii) limits our ability to foreclose on properties or collateral or makes foreclosures less economically feasible; developments in the regulatory and legal environment for financial services companies in Puerto Rico and the United States as a result of, among other things, recent legislative and regulatory proposals made by the federal government, which may lead to various changes in bank regulatory requirements, including required levels and components of capital; changes in our accounting policies or in accounting standards, and changes in how accounting standards are interpreted or applied; general competitive factors and industry consolidation; to the extent we make acquisitions, including FDIC-assisted acquisitions of assets and liabilities of failed banks, risks and difficulties relating to the acquired operations and to combining the acquired operations with our existing operations; potential adverse outcome in the legal or regulatory actions or proceedings described in "Legal matters" in the Company's Registration Statement on Form S-4 relating to the exchange offers, as updated from time to time in the Company's subsequent filings with the SEC; and the other risks and uncertainties detailed in "Risk factors" in the Company's Current Report on Form 8-K to be filed on the date hereof, as updated from time to time in the Company's future filings with the SEC.

Contacts:

Investor Relations:

Christopher Poulton
Executive Vice President
christopher.poulton@doralfinancial.com
212-329-3794

Media:

Lucienne Gigante
VP Public Relations
Lucienne.gigante@doralbank.com
787-474-6298